INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAX EXPENSE
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Years Ended December 31,
	2021	2022
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(2)%	(1)%
Effect of enacted tax rate change	2%	2%
Effect of change in valuation allowance	(25)%	(26)%
Effective tax rate	0%	0%

Schedule of components of deferred income tax assets and liabilities

	As of December 31,
	2021	2022
Deferred tax assets:
Net loss carryforward	589,792	631,139
Advertising expense carried forward for future deduction	19,123	3,928
Accrued expenses and payroll payable	15,327	22,899
Provision for impairment of assets	6,614	5,597
Others	361	260
Valuation allowance	(631,217)	(663,823)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—